SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 29, 1998.

                  Deutsche Financial Capital Securitization LLC
               (Exact name of registrant as specified in charter)


     North Carolina                      333-24351               56-2018645
(State or other jurisdiction           (Commission             (IRS Employer
 of incorporation)                     File Number)         Identification No.)

            7800 McCloud Road, Greensboro, North Carolina 27409-9634
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (910) 664-2400

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5. Other Events.

     On January 29, 1998, the Registrant caused the issuance and sale of $229,392,046 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 1998-I (the "Certificates") pursuant to the Series 1998-I Pooling and Servicing Agreement, dated as of January 1, 1998 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (June 1997 Edition) (the "Standard Terms"). The Certificates were issued in twelve Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:

                                                           Initial Certificate
Designation                   Pass-Through Rate            Principal Balance
-----------                   -----------------            -----------------
Class A-1................          6.050%                      $51,500,000
Class A-2................          6.000%                      $39,300,000
Class A-3................          6.100%                      $27,150,000
Class A-4................          6.375%                       $6,000,000
Class A-5................          6.600%                      $14,000,000
Class A-6................            (1)                       $12,000,000
Class A-7................            (2)                       $31,269,000
Class M..................            (3)                       $18,352,000
Class B-1................            (4)                       $20,645,000
Class B-2................            (5)                        $9,176,046
Class X..................            (6)                                (6)
Class R..................            (7)                                (7)

(1) The Pass-Through Rate on the Class A-6 Certificates for any Distribution Date shall be equal to the lesser of (i) 6.825% per annum and (ii) the Weighted Average Net Asset Rate.

(2) The Pass Through Rate on the Class A-7 Certificates for any Distribution Date shall be equal to the lesser of (i) 6.650% per annum and (ii) the Weighted Average Net Asset Rate.

(3) The Pass-Through Rate on the Class M Certificates for any Distribution Date shall be equal to the lesser of (i) 6.800% per annum and (ii) the Weighted Average Net Asset Rate.

(4) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.275% per annum and (ii) the Weighted Average Net Asset Rate.

(5) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.715% per annum and (ii) the Weighted Average Net Asset Rate.

(6) The Class X Certificates have no Certificate Principal Balance and no Pass-Through Rate.

(7) The Class R Certificates have no Certificate Principal Balance and no Pass-Through Rate.

     The Certificates evidence, in the aggregate, the entire beneficial ownership interest in DFC Securitization Trust 1998-I (the "Trust"), which consists primarily of a pool of Assets

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transferred to the Trust by the Registrant pursuant to the Pooling and Servicing
Agreement. The Assets were purchased by the Registrant in a privately-negotiated transaction with Deutsche Financial Capital Limited Liability Company (the "Seller") pursuant to a Sales Agreement, dated as of January 1, 1998, between the Registrant and the Seller. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

     The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates are senior to the Class M, Class B-1 and Class B-2 Certificates.

     The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and Deutsche Morgan Grenfell Inc. (the "Underwriters") pursuant to a Terms Agreement, dated as of January 22, 1998, among the Underwriters, the Registrant and the Seller, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, June 1997. A 50% interest in each of the Class B-2, Class X and Class R Certificates have been transferred to each of DFC Residual Corp., a Nevada corporation and to Oakwood Financial Corporation, a Nevada corporation, respectively.

     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.


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Exhibits

     1.1 Terms Agreement, dated January 22, 1998, among the Registrant, Deutsche Financial Capital Limited Liability Company, Credit Suisse First Boston Corporation and Deutsche Morgan Grenfell Inc., as Underwriters, relating to the Offered Certificates (without exhibits).

     4.1 Copy of the Series 1998-I Pooling and Servicing Agreement, dated as of January 1, 1998, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee. (related exhibits available upon request of the Trustee).

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                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



January 29, 1998                   DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC

                                   By:  DEUTSCHE FINANCIAL CAPITAL
                                           I CORP.

                                   By: /s/ Doug R. Muir

                                   Name:  Doug R. Muir

                                   Title:  Treasurer, Assistant Secretary and
                                           Vice President










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                                INDEX TO EXHIBITS
                                -----------------



                                                                             Tab
                                                                             ---

     1.1  Terms Agreement, dated January 22, 1998, among the
          Registrant, Deutsche Financial Capital Limited
          Liability Company, Credit Suisse First Boston
          Corporation, and Deutsche Morgan Grenfell Inc., as
          Underwriters, relating to the Offered Certificates
          (without exhibits) ................................................

     4.1  Copy of the Series 1998-I Pooling and Servicing
          Agreement, dated as of January 1, 1998, by and
          among the Registrant, Oakwood Acceptance
          Corporation, as Servicer, and PNC Bank, National
          Association (related exhibits available upon
          request of the Trustee) ...........................................












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